UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 24, 2013

SPS COMMERCE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34702	41-2015127
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 South Seventh Street, Suite 1000 Minneapolis, MN	55402
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (612) 435-9400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On October 24, 2013 we issued a press release disclosing our results of operations and financial condition for our third quarter ended September 30, 2013. In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in that filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99 Press Release dated October 24, 2013

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPS COMMERCE, INC.
Date: October 24, 2013	By: /s/ KIMBERLY K. NELSON Name: Kimberly K. Nelson Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

No.	Description	Manner of Filing
99	Press Release dated October 24, 2013	Filed Electronically